Investor Presentation Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO May 8, 2018 © 2018 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2018 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2017. The Company cautions readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2018 Mercury Systems, Inc. 2

Pioneering a next generation defense electronics company… • Operate high-tech commercial business model • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY17 $408.6M revenue; Growth YoY: – 51% revenue – 26% GAAP net income – 64% Adj. EBITDA – 24% backlog • FY18 guidance(1): – $487M - $492M revenue – $40.2M - $41.8M GAAP income – $111.0M - $113.5M Adj. EBITDA …to address the industry's challenges and opportunities (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 34% in the period © 2018 Mercury Systems, Inc. discussed for periods not reported. 3

Strategy delivering above average growth and profitability Focused on Focused on economic core – aerospace and defense electronics 1 Core Markets Acquired New Expanded addressable market and moved up value chain 2 Capabilities Increased High-tech R&D investment level for aerospace and defense electronics 3 IR&D Spend Trusted Domestic Built trusted RF, digital and custom microelectronics manufacturing 4 Manufacturing Transformed Go Solution sales and strategic account management 5 To Market Model Built Scalable Strengthened team, processes, systems and balance sheet 6 M&A Platform Destination Defense electronics destination employer and acquirer of choice 7 Employer © 2018 Mercury Systems, Inc. 4

We are deployed on 300+ programs with 25+ Primes Aerospace & Defense Platform and Systems Electronics Content JLTV WIN-T KC-46 A330 MRTT Aegis I 4 C F-16 Reaper/Gorgon Stare Triton Patriot Aegis s m e t s y S n o Global Hawk SEWIP i F-15 C-130 Badger/Buzzard s s i M r o t c e f f E & SM2/3/6 r SDB II PGK MALD-J Paveway o s n e S © 2018 Mercury Systems, Inc. 5

Mercury’s vision is to be the… Leading commercial provider of secure sensor and safety-critical processing subsystems © 2018 Mercury Systems, Inc. 6

Acquisitions have transformed Mercury into a commercial… Aerospace and Defense • Acquired capabilities Electronic Subsystem significantly expand MISSION PROCESSING addressable market MISSION PROCESSING SENSOR PROCESSING * • Moved up the value chain SENSOR PROCESSING DIGITIZATION * • Model facilitates greater DIGITIZATION RF customer outsourcing RF * RF • Accelerates customer RF supply chain transformation RF RF SECURE STORAGE * • Disintermediate traditional SECURE STORAGE product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...provider of secure sensor and safety-critical processing subsystems * Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 7

Five major trends shaping the defense industry Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IR&D requires focused investment and greater outsourcing Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS, North Korean threat, Middle East instability © 2018 Mercury Systems, Inc. 8

The Bipartisan Budget Deal of 2018 provides a significant near-term impulse to defense spending… Topline Base Authorization Budget vs. BCA Caps (Discretionary BA, Current $B) FY18 Bipartisan Budget Deal (Base) Administration 2019 Base + OCO request Actual funding (Base) $800 FY18 Bipartisan Budget Deal (Base + OCO) Administration 2019 Base request Actual funding (Base + OCO) Budget Control Act 2011 base 742 $750 727 714 701 $700 686 671 676 662 648 $650 628 618 606 598 $600 581 564 $550 522 499 $500 $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 is estimate based on Bipartisan Budget Deal Sources: CBO, CRS, OMB, DoD Green Book, House FY18 Concurrent Budget Resolution, RSAdvisors research & analysis …and suggests the beginning of a new defense upcycle © 2018 Mercury Systems, Inc. 9

Mercury’s capabilities and drivers of growth are aligned… Sensor and C4I modernization and new platforms Weapon systems readiness and modernization Defense Prime contractors outsourcing more Defense Primes’ flight to quality suppliers Defense Primes and government delayering supply chains Foreign military and international sales increasing …to DoD investment priorities and overall A&D industry trends © 2018 Mercury Systems, Inc. 10

Captive outsourcing by Defense prime contractors… • 2018 A&D electronics is Global A&D Electronics Systems Market ($B) $103 billion market $117 $120 $113 $110 Global Aerospace & $106 Defense Electronic • US Defense is nearly half $103 Systems Market of total market at $51B $100 • Tier 2 compute & RF $80 – Global $32B; 5% CAGR $60 – US $16B; 5.7% CAGR US Defense $57 $54 $55 Electronic Systems $51 $53 Market • Small percentage of Tier 2 $40 $39 Global Tier 2 compute & RF estimated $36 $37 $32 $34 Compute & RF to be currently outsourced $20 $18 $19 $20 US Defense Tier 2 • Primes outsourcing more $16 $17 Compute & RF subsystems to fewer but $0 2018 2019 2020 2021 2022 more capable suppliers …likely the Defense industry's largest secular growth opportunity • Source: RSAdvisors research & analysis © 2018 Mercury Systems, Inc. 11

Acquisitions and investments driving significant opportunity growth… Top 30 Programs & Pursuits Estimated Lifetime Value ($M) • Total potential value grew 6,000 Radar EW C4I Weapons Other >3x to $4.9B in 5 years 5,000 3,316 4,909 378 • Significant EW, C4I, weapons 4,000 2,798 1,039 Possible opportunity pipeline Pursuit 3,000 2,230 939 • Acquisitions brought new Won 2,000 1,593 714 2,679 programs and capabilities 2,111 Total 1,000 Probable • Larger, more diversified, Pipeline program base reduces risk 0 FY13 FY13-FY18 Increase FY18 Other • Content expansion driving Components 275 241 5% 5% Radar Ground above average growth Weapons 1,459 Naval 311 378 6% 30% 1,228 Integrated 8% 25% • Outsourced integrated Modules & Subsystems Subassemblies 2,217 EW Airborne C4I 2,450 45% 1,757 3,370 1,039 subsystems 45% of top 30 50% 36% 69% program estimated life value 21% …which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. © 2018 Mercury Systems, Inc. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 12

Business model built for speed, innovation and affordability… Traditional COTS Mercury Pre-integrated Product Integration Subsystem Less Risk I Classified Prime/Gov’t IP Classified Prime/Gov’t IP N T E Application-Ready Proprietary Middleware G Software Toolkit R A Less Cost Open Middleware T Operating System I System Security O Vendor A Vendor B Vendor C N COTS COTS COTS RF Digital Processing 36+ months Time 12 months Time to Market Less Time to Market Government Primes …as customers seek outsourced pre-integrated subsystems © 2018 Mercury Systems, Inc. 13

Only high-tech commercial company with the technology… Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE SPEED SAFETY Highest Performance Highest Safety Design Processing & RFM Assurance Levels (DAL) SWaP SECURITY SOFTWARE Best Size, Weight & Power with State-of-the-Art Industry-leading Cooling Technology Open Software for Embedded Security Low Risk Integration and Investment Protection ...and domain expertise for secure sensor and safety-critical processing © 2018 Mercury Systems, Inc. 14

We have executed on a disciplined and focused M&A strategy 2018 Tier 2* Market ($B) & CY’18-22 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management (1) (1) $6.8B $6.2B $4.7B $4.3B $4.2B $2.4B $1.1B $2.6B 3.5% 4.9% 4.5% 6.1% 5.5% 3.5% 7.3% 5.3% Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis (1) Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 15

Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity = captive Prime outsourcing • Above industry-average growth and profitability • Business platform built to grow and scale through future acquisitions © 2018 Mercury Systems, Inc. 16

Financial Overview Michael Ruppert Executive Vice President and CFO © 2018 Mercury Systems, Inc.

The evolution of Mercury Systems In millions, except percentage and per share data. % Increase / Mar. 31, 2015 (2) Apr. 30, 2018(2) (Decrease) Market $503 $1,546 207% n Capitalization o i t a u l a V Enterprise Value $437 $1,697 289% LTM LTM % Increase / Mar. 31, 2015 (1) Mar. 31, 2018(1) (Decrease) Revenue(1) $224 $456 103% l a n o i t (1) a Adj. EBITDA $37 $106 182% r e p O Adj. EPS(1) $0.66 $1.27 92% Notes: (1) Operational LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (2) Valuation for March 31, 2015 based on share data and cash from Company’s 10-Qs, balance sheet published May 7, 2015 and stock price as of Mar. 31, 2015. Valuation for April 30, 2018 based on stock price as of April 30, 2018 and corresponding share count. Cash and debt balance from Company’s 10-Qs, balance sheet published May 3, 2018. © 2018 Mercury Systems, Inc. 18

Mercury’s financial profile puts it in a unique category ALL NYSE AND NASDAQ COMPANIES WITH MARKET TIER 2 DEFENSE INDEX LTM based on most CAPITALIZATION BETWEEN $750mm - $3bn recently reported 1,068 LTM based on most recently reported quarters quarters Companies EBITDA Margin 18% 23% >20% EBITDA Margin EBITDA Margin LTM LTM 287 Companies Revenue CAGR 1% 22% >10% 4-Year 4-Year CAGR 4-Year CAGR 86 Companies LTM Revenue Growth 6% 20% >20% LTM LTM 16 Companies Notes: • Mercury LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. • Source: FactSet; market data for most recently reported quarters as of May 3, 2018. • Financials represent reported results and are not adjusted for acquisitions or divestitures. • NASDAQ companies represent those that are U.S. listed. • 4-Year CAGR calculated with 3/31/2014 LTM Revenue and 3/31/2018 LTM Revenue • TIER 2 DEFENSE INDEX: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Esterline Technologies, Elbit Systems, FireEye, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Communications, MDA, Mercury Systems, MOOG, Orbital ATK, Oshkosh Truck, OSI © 2018 Mercury Systems, Inc. Systems, Rockwell Collins, Sparton, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat Inc, VSE Corporation, Woodward Aerospace. 19

Strong revenue growth and operating leverage… Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M) 500 40% 456 450 409 400 378 30% 350 300 270 235 250 209 20% 194 21% 23% 23% 200 19% $57.3M $93.9M $105.5M $44.4M 22% 150 $84.4M 10% 100 11% $23.5M 50 5% 0 $9.9M 0% FY13 FY14 FY15 FY16 FY17 LTM Q3 LTM Q3 FY17 FY18 Notes: (1) Fiscal years ended June 30; FY13-17 figures are as reported in the Company’s Form 10-Ks. (2) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. …yielded dramatic growth in adjusted EBITDA © 2018 Mercury Systems, Inc. 20

FY13-FY17 backlog CAGR of 27%... Mercury Ending Backlog ($M) 12-Month Ending Backlog > 12-Month Backlog Fwd Revenue Coverage Ratio⁽¹⁾ 63% 400 357 350 64% 66 300 288 68% 49 250 63% 208 200 50% 174 41 136 30 150 291 27 239 100 109 144 166 50 0 FY13 FY14 FY15 FY16 FY17 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months revenue based on initial revenue guidance (or midpoint of range) issued for subsequent year. …strong backlog and revenue coverage exiting FY17 © 2018 Mercury Systems, Inc. 21

Market expansion strategy is working well Revenue and Growth by Market ($M) • Continued growth in core Radar EW C4I Weapons Other 500 markets 262 456 450 46 • Expansion into adjacent 400 33 markets 350 49 300 52 250 82 • Additional capabilities 194 200 drive content expansion 150 • 100 Broader program and 50 customer base 0 FY13 Increase by Market LTM Q3 FY18 • Vastly larger addressable market Other Radar 100 Other 154 Radar 22% 57 34% • Consistently driving above 72 29% 14 Weapons market growth rates Programs37% 33 C4I EW 7% 14 52 C4I 7% 27% EW 63 105 14% 23% Note: Pie chart numbers are rounded © 2018 Mercury Systems, Inc. 22

Strong LTM performance 20% revenue and 25% adjusted EBITDA growth YoY LTM LTM In millions, except percentage and per share data Change Q3 FY17⁽¹⁾ Q3 FY18⁽¹⁾ Backlog $318.0 $429.3 35% Revenue $378.4 $455.9 20% Gross Margin 46.5% 46.4% (0.1 pt) Operating Expenses $143.7 $170.4 19% Amortization/Restructuring/Acquisition 21.4 29.3 GAAP Income $23.6 $39.6 68% GAAP EPS $0.58 $0.83 43% Adjusted EPS(2) $1.10 $1.27 15% Adj. EBITDA(2) $84.4 $105.5 25% Notes: (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (2) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 23

FY18 annual guidance In millions, except percentage and per share data FY17(1) FY18(2) Change Revenue $409 $487 - $492 19% - 20% Gross Margin 46.9% 45.7% - 45.8% (1.2pt) - (1.1pt) Operating Expenses $154.1 $177.9 - $178.4 15% - 16% GAAP Income $24.9 $40.2 - $41.8 62% - 68% GAAP EPS $0.58 $0.85 - $0.88 46% - 52% Weighted-average diluted shares outstanding 43.0 47.5 Adjusted EPS(3) $1.15 $1.35 - $1.38 17% - 20% Adj. EBITDA(3) $93.9 $111.0 - $113.5 18% - 21% Notes: (1) FY17 figures are as reported in the Company’s Form 10-K. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses, an effective tax rate of approximately 34% in the period discussed for periods not reported. (3) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 24

Achieving target business model Target LTM FY16(1) FY17(1) Business Q3 FY18⁽¹⁾ Model Revenue 100% 100% 100% 100% Gross Margin 47% 47% 46% 45 - 50% SG&A 20% 19% 18% 16 - 18% R&D 13% 13% 13% 11 - 13% Amortization 3% 5% 5% 4 - 5% GAAP Income 7% 6% 9% N/A Adj. EBITDA(2) 21% 23% 23% 22 - 26% Notes: (1) FY16 and FY17 figures are as reported in the Company’s Form 10-K. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (2) Non-GAAP, see reconciliation table. © 2018 Mercury Systems, Inc. 25

Conservative balance sheet $205M available revolving credit facility, universal shelf for future investments FY16 FY17 Q3 FY18 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 81.7 41.6 44.2 Accounts receivable, net 95.9 113.7 141.6 Inventory, net 58.3 81.1 117.1 PP&E, net 28.3 51.6 51.3 Goodwill and intangibles, net 460.7 509.9 685.7 Other 11.6 17.8 17.0 TOTAL ASSETS 736.5 815.7 1,056.9 LIABILITIES AND S/E AP and other liabilities 71.2 90.3 106.1 Debt 192.3 0.0 195.0 Total liabilities 263.5 90.3 301.1 Stockholders' equity 473.0 725.4 755.8 TOTAL LIABILITIES AND S/E 736.5 815.7 1,056.9 Note: On February 1, 2018 (Q3FY18); the transaction closed with Mercury acquiring both Ceres and its wholly-owned subsidiary, Themis. Mercury drew $195 million on its existing $400 million revolving credit facility to facilitate the closing of the acquisition. © 2018 Mercury Systems, Inc. 26

We actively develop potential acquisition targets across all channels ~$580M of capital deployed in ~24 months * Acquisition Jan 2011 Dec 2011 Aug 2012 Dec 2015 May 2016 Nov 2016 Apr 2017 Jul 2017 Feb 2018 Close Date Size $31M $70M $75M $10M $300M $39M $40.5M $6M $180M Strong Strategic Rationale          Expand Addressable          Market Revenue & Cost Synergies          Accretive in Short Term          Private Corporate Private Founder Public Founder Founder Founder Private Seller Equity Carve-out Equity Proprietary Proprietary Targeted Proprietary Proprietary Proprietary Targeted Proprietary Targeted Sourcing Negotiated Negotiated Auction Negotiated Negotiated Negotiated Auction Negotiated Auction Maintain Disciplined Add Leverage Learn Market Scale Business Conservative Capabilities Channel Approach to M&A Balance Sheet * Represents carve-out acquisition from Microsemi Corp. © 2018 Mercury Systems, Inc. 27

Poised for continued, profitable growth • Improving defense environment; fast-moving streams enhance opportunities • Acquisitions have transformed top and bottom lines • Broader base of larger, more diversified programs • Record backlog enhances forward visibility, facilitates operational execution • Sustained growth & profitability – above industry averages • Strong financial position supports organic growth and future M&A © 2018 Mercury Systems, Inc. 28

Appendix © 2018 Mercury Systems, Inc.

FY18 guidance (as of April 24th) YoY In millions, except percentage and per share data FY17 FY18⁽¹⁾ Change Actual Est. Range Revenue $409 $487 - $492 19% - 20% GAAP Income $24.9 $40.2 - $41.8 62% - 68% Adj EBITDA⁽²⁾ $93.9 $111.0 - $113.5 18% - 21% Adj EBITDA Adjustments: Income (loss) from continuing operations 24.9 40.2 - 41.8 Interest (income) expense, net 7.1 2.9 Tax provision (benefit) 6.2 0.0 - 0.9 Depreciation 12.6 16.1 Amortization of intangible assets 19.7 26.2 Restructuring and other charges 2.0 1.8 Impairment of long-lived assets 0.0 0.0 Acquisition and financing costs 2.4 4.6 Fair value adjustments from purchase accounting 3.7 1.4 Litigation and settlement expenses 0.1 0.0 Stock-based and other non-cash compensation expense 15.3 17.8 Adj EBITDA⁽²⁾ $93.9 $111.0 - $113.5 18% - 21% GAAP EPS $0.58 $0.85 - $0.88 $0.27 to $0.30 Adjusted EPS⁽²⁾ $1.15 $1.35 - $1.38 $0.20 to $0.23 Notes: (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 34% in the period discussed for periods not reported. (2) Non-GAAP. © 2018 Mercury Systems, Inc. 30

Adjusted EPS reconciliation (000's) FY13 FY14 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Diluted net earnings (loss) per share⁽¹⁾ $ (0.46) $ (0.13) $ 0.44 $ 0.08 $ 0.15 $ 0.13 $ 0.19 $ 0.56 $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 $ 0.19 $ 0.08 Income (loss) from continuing operations $(13,782) $ (4,072) $ 14,429 $ 2,856 $ 5,040 $ 4,357 $ 7,489 $ 19,742 $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 Amortization of intangible assets 8,222 7,328 7,008 1,713 1,638 1,754 3,737 8,842 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 Restructuring and other charges 7,060 5,443 3,175 338 221 409 272 1,240 297 69 459 1,127 1,952 95 313 1,384 Impairment of long-lived assets - - - - 231 - - 231 - - - - - - - - Acquisition and financing costs 318 - 451 2,298 25 1,725 653 4,701 553 1,114 569 153 2,389 854 1,366 1,909 Fair value adjustments from purchase accounting 2,293 - - - - - 1,384 1,384 2,077 868 270 462 3,679 509 84 539 Litigation and settlement expenses - - - - - - (1,925) (1,925) - 100 - 17 117 - - - Stock-based and other non-cash compensation expense 7,854 8,999 8,640 2,702 2,392 2,150 2,330 9,574 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 Impact to income taxes (8,776) (5,772) (6,733) (3,466) (1,722) (1,979) (2,808) (9,975) (6,085) (4,439) (3,576) (4,501) (18,602) (11,951) (8,615) (4,082) Adjusted income from continuing operations $ 3,189 $ 11,926 $ 26,970 $ 6,441 $ 7,825 $ 8,416 $ 11,132 $ 33,814 $ 8,895 $ 11,897 $ 13,217 $ 15,421 $ 49,431 $ 17,793 $ 13,049 $ 14,219 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.10 $ 0.37 $ 0.82 $ 0.19 $ 0.23 $ 0.25 $ 0.29 $ 0.96 $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 $ 0.28 $ 0.30 Weighted-average shares outstanding: Basic 30,128 31,000 32,114 32,778 33,120 33,251 37,811 34,241 38,865 39,151 43,773 46,211 41,986 46,504 46,752 46,844 Diluted 30,492 31,729 32,939 33,616 33,831 33,991 38,954 35,097 39,865 39,985 44,814 47,472 43,018 47,489 47,447 47,532 Notes: (1) Numbers shown are in cents. © 2018 Mercury Systems, Inc. 31

Adjusted EBITDA reconciliation (000'S) FY13 FY14 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Income (loss) from continuing operations $(13,782) $ (4,072) $ 14,429 $ 2,856 $ 5,040 $ 4,357 $ 7,489 $ 19,742 $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 $ 9,133 $ 3,696 Interest expense (income), net 31 40 13 (22) (21) (36) 1,120 1,041 1,782 1,888 1,756 1,680 7,106 (16) 104 999 Tax provision (benefit) (10,501) (1,841) 4,366 368 1,433 2,642 1,101 5,544 (1,259) 1,779 3,170 2,503 6,193 (8,381) 1,335 2,209 Depreciation 8,445 7,625 6,332 1,588 1,620 1,565 2,127 6,900 2,718 2,966 3,233 3,672 12,589 3,700 3,775 4,277 Amortization of intangible assets 8,222 7,328 7,008 1,713 1,638 1,754 3,737 8,842 4,602 4,888 4,732 5,458 19,680 5,637 5,827 7,104 Restructuring and other charges 7,060 5,443 3,175 338 221 409 272 1,240 297 69 459 1,127 1,952 95 313 1,384 Impairment of long-lived assets - - - - 231 - - 231 - - - - - - - - Acquisition and financing costs 318 - 451 2,298 25 1,725 653 4,701 553 1,114 569 153 2,389 854 1,366 1,909 Fair value adjustments from purchase accounting 2,293 - - - - - 1,384 1,384 2,077 868 270 462 3,679 509 84 539 Litigation and settlement expenses - - - - - - (1,925) (1,925) - 100 - 17 117 - - - Stock-based and other non-cash compensation expense 7,854 8,999 8,640 2,702 2,392 2,150 2,330 9,574 3,632 4,093 3,715 3,901 15,341 4,696 4,941 3,669 Adjusted EBITDA $ 9,940 $ 23,522 $ 44,414 $ 11,841 $ 12,579 $ 14,566 $ 18,288 $ 57,274 $ 18,221 $ 22,969 $ 24,952 $ 27,777 $ 93,921 $ 25,047 $ 26,878 $ 25,786 © 2018 Mercury Systems, Inc. 32

Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Pursuit We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has either already been awarded to a prime contractor or that the prime contractor is also bidding on. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions. © 2018 Mercury Systems, Inc. 33

Glossary AEGIS Aegis Ballistic Missile Defense System EP Electronic Protection O&M Operations & Maintenance Eagle Passive Active Warning System-level specification for VPX, initiated AESA Active Electronically Scanned Array EPAWWS OpenVPX Survivability System by Mercury Advanced Integrated Defensive Electronic Warfare AIDEWS ES Electronic Support PBR President's Budget Request Suite AMC Advanced Microelectronics Center ESSM Evolved SeaSparrow Missile PGK Precision Guidance Kit AMRAAM Advanced Medium Range Air to Air Missile EW Electronic Warfare PNT Precision Navigation & Timing Family of Beyond Line-of-Sight ATC Air Traffic Control FAB-T RDP Radar Digital Processor Terminals ATCA Advanced Telecommunications Architecture FC Fire Control RF Radio Frequency AWACS Airborne Warning and Control System FMS Foreign Military Sales RoW Rest of World BCA Budget Control Act FMV Full Motion Video SABR Scalable Agile Beam Radar C2 Command & Control G/ATOR Ground/Air Task Oriented Radar SAR Synthetic Aperture Radar Command, Control, Communications, Computers, C4ISR HEL High Energy Laser SBC Single Board Computer Intelligence, Surveillance, Reconnaissance CM Countermeasures HPM High Power Microwave SDB Small Diameter Bomb Surface Electronic Warfare Improvement COTS Commercial off-the Shelf IFF Identification Friend or Foe SEWIP Program CR Continuing Resolution IMA Integrated Microwave Assembly SIGINT Signals Intelligence DAL Design Assurance Level LRDR Long Range Discrimination Radar SIP System-in-Package Lower Tier Air and Missile Defense DEWS Digital Electronic Warfare System LTAMDS SIRFC Suite of Integrated RF Countermeasures Sensor DRFM Digital Radio Frequency Memory MALD Miniature Air Launched Decoy SM Standard Missile DSP Digital Signal Processing MHTK Miniature Hit-to-Kill SSEE Ships Signal Exploitation Equipment EA Electronic Attack MMA Multimission Maritime Aircraft SWaP Size Weight and Power ECM Electronic Countermeasures MRTT Multimission Maritime Aircraft THAAD Terminal High Altitude Area Defense EM Electromagnetic MOSA Modular Open Systems Architecture WAMI Wide Area Motion Imagery EO/IR Electro-optical / Infrared NMT Navy Multiband Terminal © 2018 Mercury Systems, Inc. 34